                                                                  Exhibit 10.18

                             ANKER COAL GROUP, INC.,
                                   as Issuer,

                         THE GUARANTORS SIGNATORY HERETO

                                       and

             HSBC BANK USA (formerly known as Marine Midland Bank),
                                   as Trustee

                    ----------------------------------------

                             SUPPLEMENTAL INDENTURE

                           Dated as of October 1, 1999

                    Amending and Supplementing the Indenture
                         Dated as of September 25, 1997

                    ----------------------------------------

                          9 3/4% SENIOR NOTES DUE 2007

     SUPPLEMENTAL INDENTURE (the "Supplemental Indenture"), dated as of October 1, 1999, among ANKER COAL GROUP, INC., a corporation organized under the laws of the State of Delaware (the "Company"), and HSBC BANK USA (formerly known as Marine Midland Bank), a New York banking corporation and trust company, as trustee (the "Trustee"), amending and supplementing the Indenture, dated as of September 25, 1997 (the "Original Indenture") among the Company, the Guarantors signatory thereto and the Trustee, which provided for the issuance of up to $125,000,000 aggregate principal amount of 9 3/4% Senior Noes Due 2007. (The Original Indenture as amended or supplemented through the date hereof and as supplemented by this Supplemental Indenture and as it may hereafter be supplemented is referred to herein as the "Indenture"; capitalized terms used herein and not otherwise defined herein have the meanings ascribed thereto in the Indenture).

                                   WITNESSETH:

     WHEREAS, pursuant to Sections 9.1 and 9.2 of the Original Indenture, the Company desires to effect certain amendments (the "Amendments" ) to the Original Indenture which are set forth in this Supplemental Indenture; and

     WHEREAS, Simba Group, Inc. ("Simba") is a wholly-owned Subsidiary of the Company, and as of the Issue Date, the Company had designated Simba as an Unrestricted Subsidiary which was not a Guarantor under the Original Indenture; and

     WHEREAS, pursuant to Sections 9.1 and 10.3 of the Original Indenture, the Company and Simba each desire that it shall take all such actions and execute and deliver all such agreements, instruments and documents as are required to join Simba as a Guarantor under the Indenture; and

     WHEREAS, pursuant to Section 9.2 of the Indenture, adoption of certain of the Amendments requires the consent of Holders of a majority in principal amount of the Notes then outstanding; and

     WHEREAS, the Company has delivered to the Trustee written consents to the Amendments of at least a majority in principal amount of the outstanding Notes; and

     WHEREAS, the Company has delivered to the Trustee (i) an Officers' Certificate and (ii) an Opinion of Counsel pursuant to Sections 9.6 of the Indenture with respect to this Supplemental Indenture; and

     WHEREAS, the respective Boards of Directors of the Company, the Guarantors and Simba have duly authorized the execution and delivery of this Supplemental Indenture and have done all things necessary to make this Supplemental Indenture a valid, binding and enforceable agreement in accordance with its terms; and

     WHEREAS, based on the foregoing, the Trustee is willing to execute and deliver this Supplemental Indenture.


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     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, THAT THIS SUPPLEMENTAL
INDENTURE WITNESSETH:

     That the Company, the Guarantors, Simba and the Trustee in consideration of the premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, DO HEREBY AGREE AS FOLLOWS:

                                   ARTICLE ONE

                                    INDENTURE

SECTION 1.01      Effect of the Original Indenture.

     Except as specifically provided in this Supplemental Indenture, the Original Indenture, as heretofore supplemented and amended, shall remain in full force and effect.

                                   ARTICLE TWO

                           AMENDMENTS TO THE INDENTURE

SECTION 2.01  Preamble.

     The Indenture is hereby amended by deleting all references to "Marine Midland Bank," and substituting in lieu thereof the words "HSBC Bank USA (formerly known as Marine Midland Bank)."

SECTION 2.02  Definitions.

     (a) Section 1. 1 of the Indenture is hereby amended by deleting the following words from the end of the definition of "Affiliate":

     "; provided that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control"

     (b) Section 1. 1 of the Indenture is hereby amended by deleting the definition of "Asset Sale."

     (c) Section 1.1 of the Indenture is hereby amended by deleting the definitions of "Change of Control," "Continuing Directors," and "Permitted Holders."



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     (d) Section 1.1 of the Indenture is hereby amended by adding the following proviso to the end of the definition of "Consolidated Cash Flow":

         "; provided that any contingent restriction contained in any thereof shall not be deemed to prevent any such dividend until the applicable contingency shall have occurred."

     (e) Section 1.1 of the Indenture is hereby amended by adding the following proviso to the end of clause (ii) the definition of "Consolidated Net Income":

         "; provided that any contingent restriction contained in any thereof shall not be deemed to prevent any such declaration or payment of any such dividend or similar distribution until the applicable contingency shall have occurred."

     (f) Section 1.1 of the Indenture is hereby amended by deleting the definition of "Credit Facilities" and substituting in lieu thereof the following definition (changed text appearing in bold):

     "'Credit Facilities' means, with respect to the Company, one or more debt facilities (including, without limitation, the LOAN AGREEMENT) or commercial paper facilities with banks, FINANCIAL INSTITUTIONS or other INSTITUTIONAL lenders providing for revolving credit loans, term loans or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time."

     (g) Section 1.1 of the Indenture is hereby amended by deleting the definition of "Equity Interests" and substituting in lieu thereof the following definition (changed text appearing in bold):

     "'Equity Interests' means Capital Stock, THE WARRANTS and all OTHER warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock)."

     (h) Section 1.1 of the Indenture is hereby amended by adding to the definition of "Equity Offering" the following clauses (iv) and (v) (changed text appearing in bold):

     ", (iv) ISSUANCES OF EQUITY INTERESTS TO HOLDERS OF NEW NOTES, OR (v) ISSUANCES OF EQUITY INTERESTS TO PURCHASERS UNDER THE PRIVATE PLACEMENT."

     (i) Section 1.1 of the Indenture is hereby amended by inserting between the definitions of "Exchange Notes" and "Exchange Offer" the following definition (changed text appearing in bold):


     "'EXCHANGING NOTEHOLDERS' MEANS THE ENTITIES LISTED ON SCHEDULE III TO THE PURCHASE


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     AGREEMENT."

     (j) Section 1.1 of the Indenture is hereby amended by by deleting the definition of "Existing Indebtedness" and substituting in lieu thereof the following definition (changed text appearing in bold):

     "'Existing Indebtedness' means Indebtedness of the Company and its Subsidiaries (other than Indebtedness under the LOAN AGREEMENT) in existence on the date of OCTOBER 26, 1999, until such amounts are repaid."

     (k) Section 1.1 of the Indenture is hereby amended by inserting between the definitions of "Issue Date" and "Legal Holiday" the following definition (changed text appearing in bold):

     "'JJF PURCHASE AGREEMENT' MEANS THE EXCHANGE AND PURCHASE AGREEMENT DATED OCTOBER 26, 1999 BY AND AMONG THE COMPANY, THE GUARANTORS AND THE JJF GROUP LIMITED LIABILITY COMPANY, AS AMENDED, WAIVED OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS THEREOF."

     (l) The Indenture is hereby amended by deleting all references to "Amended and Restated Revolving Credit Facility," including the definition thereof contained in Section 1.1 of the Indenture, and substituting in lieu thereof the term "Loan Agreement" in Section 1.1 between the definitions of "Liquidated Damages" and "Net Income" by inserting the following definition (changed text appearing in bold):

     "'LOAN AGREEMENT' MEANS THAT CERTAIN LOAN AND SECURITY AGREEMENT DATED AS OF NOVEMBER 21, 1998 BY AND AMONG CERTAIN OF THE RESTRICTED SUBSIDIARIES, AS BORROWERS, AND THE FINANCIAL INSTITUTIONS NAMED THEREIN, AS LENDERS, AND FOOTHILL CAPITAL CORPORATION, AS AGENT, INCLUDING ANY RELATED NOTES, GUARANTEES, COLLATERAL DOCUMENTS, INSTRUMENTS, AGREEMENTS EXECUTED IN CONNECTION THEREWITH AND IN EACH CASE AS AMENDED, EXTENDED, MODIFIED, RENEWED, REFUNDED, REPLACED OR REFINANCED FROM TIME TO TIME."

     (m) Section 1.1 of the Indenture is hereby amended by inserting between the definitions of "Net Proceeds" and "Non-Recourse Debt" the following definitions (changed text appearing in bold):

     "'NEW NOTE INDENTURE' MEANS THE INDENTURE DATED AS OF OCTOBER 1, 1999 AMONG THE COMPANY, AS ISSUER, THE GUARANTORS SIGNATORY THERETO AND THE BANK OF NEW YORK, AS TRUSTEE.

     'NEW NOTES' MEANS ALL OF THE COMPANY'S NOTES ISSUED PURSUANT TO THE NEW
     NOTE INDENTURE, AND THE INCURRENCE BY THE GUARANTORS OF ALL GUARANTEES UNDER THE NEW NOTE INDENTURE."


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     (n) Section 1.1 of the Indenture is hereby amended by adding the following after the parenthetical of the definition of "Permitted Business" (changed text appearing in bold):

     "AND PARTICIPATION IN THE OWNERSHIP AND OPERATION OF COAL-FIRED ELECTRIC POWER GENERATING FACILITIES THAT PURCHASE COAL OR OTHER INVENTORY FROM THE COMPANY OR ANY RESTRICTED SUBSIDIARY."

     (o) Section 1.1 of the Indenture is hereby amended by adding to the definition of "Permitted Investments" a new clause (xii) as follows (changed text appearing in bold):

     "; AND (XII) ANY INVESTMENT OF EXCLUDED ASSETS (OTHER THAN MOBILE EQUIPMENT) (AS EACH CAPITALIZED TERM IS DEFINED IN THE NEW NOTE INDENTURE) IN ANY PERSON ENGAGED IN THE OWNERSHIP AND OPERATION OF A COAL-FIRED POWER GENERATION FACILITY THAT PURCHASES COAL OR OTHER INVENTORY FROM THE COMPANY OR ANY RESTRICTED SUBSIDIARY; PROVIDED, HOWEVER, THAT ANY OWNERSHIP INTEREST IN SUCH PERSON RECEIVED BY THE COMPANY OR GUARANTOR MAKING SUCH INVESTMENT SHALL BE SUBJECTED TO THE LIEN OF THE SECURITY DOCUMENTS (AS SUCH CAPITALIZED TERM IS DEFINED IN THE NEW NOTE INDENTURE)."

     (p) Section 1.1 of the Indenture is hereby amended by (I) revising the definition of "Permitted Liens" to delete clause (i) and insert in lieu thereof the following clause (i) (changed text appearing in bold):

     "(i) Liens on assets of the Company or any of its Subsidiaries securing Senior Indebtedness that is permitted by the terms of this Indenture to be incurred (including pursuant to the Credit Facilities AND THE NEW NOTE INDENTURE);"

(II) deleting the reference to the second paragraph of Section 4.9 in clause
(vi) and substituting in lieu thereof a reference to the third paragraph of
Section 4.9;

(III) deleting clause (xi) and substituting in lieu thereof the following clause
(xi) (changed text appearing in bold):

     "(xi) Liens on assets of Guarantors WHICH WOULD BE PERMITTED LIENS IF THEY WERE LIENS ON ASSETS OF THE COMPANY to secure Guarantor Senior Indebtedness of such Guarantors that was permitted by this Indenture and the New Note Indenture to be incurred;"

; and (IV) adding a new clause (xii) as follows (changed text appearing in bold):

     "AND (xii) LIENS SECURING PERMITTED REFINANCING INDEBTEDNESS."

     (q) Section 1.1 of the Indenture is hereby amended by inserting between the definitions of "Private Placement Legend" and "QIB" the following definitions (changed text appearing in


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bold):

     "'PRIVATE PLACEMENT MEMORANDUM' MEANS THAT CERTAIN PRIVATE EXCHANGE AND PRIVATE PLACEMENT MEMORANDUM DATED OCTOBER 26, 1999.

     'PRIVATE PLACEMENT' MEANS THE ISSUANCE AND SALE UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE PRIVATE PLACEMENT MEMORANDUM OF $13,200,000 PRINCIPAL AMOUNT OF ADDITIONAL NEW NOTES AND WARRANTS.

     'PURCHASE AGREEMENT' MEANS THE EXCHANGE AND PURCHASE AGREEMENT DATED OCTOBER 26, 1999 BY AND AMONG THE COMPANY, THE GUARANTORS, THE PURCHASERS AND THE EXCHANGING NOTEHOLDERS, AS AMENDED, WAIVED OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS THEREOF.

     'PURCHASERS' MEANS THE ENTITIES LISTED ON SCHEDULE II TO THE PURCHASE AGREEMENT, AND THEIR SUCCESSORS AND ASSIGNS."

     'PUT AGREEMENT' MEANS THE PUT AGREEMENT DATED AS OF AUGUST 25, 1998 BY AND BETWEEN THE COMPANY AND JJF GROUP LIMITED LIABILITY COMPANY, AS AMENDED, WAIVED OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS THEREOF."

     (r) Section 1.1 of the Indenture is hereby amended by deleting the second sentence from the definition of "Restricted Subsidiary."

     (s) The Indenture is hereby amended by inserting between the definitions of "Voting Stock" and "Weighted Average Life to Maturity" the following definitions (changed text appearing in bold):

     "'WARRANTS' MEANS WARRANTS TO PURCHASE SHARES OF THE COMPANY'S COMMON STOCK EQUITY INTERESTS ISSUED PURSUANT TO THE PRIVATE PLACEMENT MEMORANDUM.

     'WARRANT SHARES' MEANS SHARES OF THE COMPANY'S COMMON STOCK EQUITY INTERESTS ISSUABLE UPON EXERCISE OF THE WARRANTS."

     (t) Section 1.2 is hereby amended to by deleting all references to "Asset Sale Offer," "Change of Control Offer," "Change of Control Payment," "Change of Control Payment Date," "Excess Proceeds," "Offer Amount," "Offer Period" and "Purchase Date."

SECTION 2.03      Mandatory Redemption.

     Section 3.8 of the Indenture is hereby amended by deleting the references Sections 4.10 and 4.15 and restating Section 3.8 as follows:


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     "The Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes."

SECTION 2.04 Offer to Purchase by Application of Excess Proceeds.

     The Indenture is hereby amended by deleting Section 3.9 thereof in its entirety.

SECTION 2.05      Reports.

     The Indenture is hereby amended by deleting Section 4.3 thereof in its entirety and substituting the following in lieu thereof:

     "Whether or not required by the rules and regulations of the SEC, so long as any Notes are outstanding, the Company shall promptly furnish to the Trustee and Holders of Notes (i) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" that describes the financial condition and results of operations of the Company and its consolidated Subsidiaries and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all current reports that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports, in each case within the time periods set forth in the SEC's rules and regulations."

SECTION 2.06      Limitation on Restricted Payments.

     Section 4.7 of the Indenture is hereby amended so that (I) clause (v) of the first full paragraph following subsection (c) thereof reads as follows (changed text appearing in bold):


     "(v) the repurchase, retirement or other acquisition or retirement for value of common Equity Interests of the Company held by any future, present or former employee or director of the Company or any of the Company's Restricted Subsidiaries or the estate, heirs or legatees of, or any equity controlled by, any such employee or director, pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement in connection with the termination of such person's employment for any reason (including by reason of death or disability) INCLUDING, WITHOUT LIMITATION, THE EXCHANGE BY THE COMPANY OF THE EQUITY INTERESTS OWNED BY JJF GROUP LIMITED LIABILITY COMPANY IN ACCORDANCE WITH THE TERMS OF THE PRIVATE PLACEMENT; provided, however, that the aggregate Restricted Payments made under this clause (v) does not exceed in any calendar year $2.5 million (with unused amounts in any calendar year being carried over to succeeding calendar years subject to a maximum (without giving effect to the following proviso) of $7.5 million in any calendar year); provided, further that such amount in any calendar year may be increased by an amount



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     not to exceed (A) the cash proceeds received by the Company from the sale of Equity Interests of the Company to members of management or directors of the Company and its Restricted Subsidiaries that occurs after the Issue Date (to the extent the cash proceeds from the sale of such Equity Interests have not otherwise been applied to the payment of Restricted Payments by virtue of the preceding paragraph (c)), plus (B) the cash proceeds of key man life insurance policies received by the Company and its Restricted Subsidiaries AT ANY TIME after the Issue Date, less (C) the amount of any Restricted Payments previously made pursuant to clauses (A) and (B) of this subparagraph (v);"

(II) clause (vii) thereof is amended to read as follows (changed text appearing in bold):

     "(vii) in the event of a CHANGE IN CONTROL UNDER THE CERTIFICATE OF DESIGNATION FOR THE COMPANY'S CLASS A PREFERRED STOCK AND THE COMPANY'S CLASS B PREFERRED STOCK, the making of mandatory redemptions on the Company's Class A Preferred Stock and the Company's Class B Preferred Stock, par value $1,000 per share, in each case in accordance with the terms of the change of control provisions thereof as in effect on the Issue Date;"

; and (III) a new clause (xii) is added as follows (changed text appearing in bold):

     "; AND (XII) REPURCHASES OF EQUITY INTERESTS DEEMED TO OCCUR UPON EXERCISE OF STOCK OPTIONS IF SUCH EQUITY INTERESTS REPRESENT A PORTION OF THE EXERCISE PRICE OF SUCH OPTIONS."

SECTION 2.07     Dividend and Other Payment Restrictions Affecting Subsidiaries.

     Clause (iii)(b) of Section 4.8 of the Indenture is hereby amended to read as follows (changed text appearing in bold):

     "(b) the LOAN AGREEMENT as in effect as of OCTOBER 26, 1999, and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof, provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are no more restrictive with respect to such dividend and other payment restrictions than those contained in the LOAN AGREEMENT as in effect on OCTOBER 26, 1999."


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SECTION 2.08 Incurrence of Indebtedness and Issuance of Disqualified Stock.

     (I) The language contained immediately prior to the first proviso in clause
(i) of the third paragraph of Section 4.9 of the Indenture is hereby amended to read as follows (changed text appearing in bold):

     "(i) the incurrence by the Company OR ANY OF THE GUARANTORS (and the guarantee thereof by Guarantors OR THE COMPANY) of Indebtedness and letters of credit (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Company and the Guarantors thereunder) under all Credit Facilities;"

     (II) Clause (ii) of the third paragraph of Section 4.9 of the Indenture is hereby amended to read as follows (changed text appearing in bold):

     "(ii) the incurrence by the Company and the Guarantors of Existing Indebtedness and the NEW NOTES."

     (III) Clause (iii) of the third paragraph of Section 4.9 of the Indenture is hereby amended by adding the following to the end thereof (changed text appearing in bold):

         "AND ALL NEW NOTES ISSUED PURSUANT TO THE NEW NOTE INDENTURE;"

     ; and (IV) Clause (iv) of the third paragraph of Section 4.9 of the Indenture is hereby amended by deleting reference to "$5.0 million" and substituting "$10.0 million" in lieu thereof.

SECTION 2.09      Asset Sales.

     The Indenture is hereby amended by deleting Section 4.10 thereof in its entirety.

SECTION 2.10      Transactions with Affiliates.

     The second paragraph of Section 4.11 of the Indenture is hereby amended by adding a new clause (xii) to the end thereof as follows (changed text appearing in bold):

     "; AND (xii) ANY PAYMENTS MADE TO HOLDERS OF NOTES, WARRANTS AND WARRANT SHARES PURSUANT TO SUCH INSTRUMENTS OR ANY RELATED AGREEMENTS OR INVOLVING ANY EXERCISE OF RIGHTS BY SUCH HOLDERS PURSUANT TO SUCH AGREEMENTS."

SECTION 2.11      Offer to Repurchase Upon Change of Control.

     The Indenture is hereby amended by deleting Section 4.15 thereof in its entirety.



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SECTION 2.12      Events of Default.

     Subsection (c) of Section 6.1 of the Indenture is hereby amended by deleting the references Sections 3.9, 4.10 and 4.15 and restating subsection (c) as follows:

     "the Company or any of its Restricted Subsidiaries fail to comply with any of the provisions of 5.1 hereof,"

SECTION 2.13      Releases Following Sale of Assets.

     Section 10.5 of the Indenture is hereby amended by deleting the references
Section 4.10 and restating Section 10.5 as follows:

     "Concurrently with any sale or disposition of assets (including, if applicable, all of the Capital Stock of any Guarantor) by way of merger, consolidation or otherwise, any Liens in favor of the Trustee in the assets sold thereby shall be released. If the assets sold in such sale or other disposition include all or substantially all of the assets of any Guarantor or all of the Capital Stock of any Guarantor, then such Guarantor (in the event of a sale or other disposition of all of the Capital Stock of such Guarantor) or the corporation acquiring the property (in the event of a sale or other disposition by way of merger, consolidation or otherwise of all or substantially all of the assets of a Guarantor) shall be released and relieved of its obligations under its Subsidiary Guarantee and this Indenture or Section 10.4 hereof, as the case may be. Upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such sale or other disposition was made by the Company in accordance with the provisions of this Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of any Guarantor from its obligations under its Subsidiary Guarantees and this Indenture. Any Guarantor not released from its obligations under its Subsidiary Guarantee and this Indenture shall remain liable for the full amount of principal of and interest on the Notes and for the other obligations of any Guarantor under this Indenture as provided in this Article X."

                                  ARTICLE THREE

                         JOINDER OF SIMBA AS A GUARANTOR

SECTION 3.01 Agreement to Guarantee; Agreement to be Subject to Provisions as
             Guarantor.

     Simba hereby agrees, jointly and severally with the other Subsidiary Guarantors, to guarantee the Company's obligations under the Notes and under the Indenture on the terms and subject to the conditions set forth in Article X of the Indenture and to be bound by all other applicable provisions of the Indenture.


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




     Subject to the terms and conditions of the Indenture, Simba hereby unconditionally agrees to be subject to the provisions (including the representations and warranties) of the Indenture as a Guarantor.

SECTION 3.02      Execution and Delivery of Subsidiary Guarantee.

     Simba hereby agrees that a notation of the Subsidiary Guarantee substantially in the form of Exhibit A shall be endorsed by an officer of Simba on each Note authenticated and delivered by the Trustee after the effective date of this Supplemental Indenture.

                                  ARTICLE FOUR

                                  MISCELLANEOUS

SECTION 4.01      Documentary Requirements.

     The Trustee shall be authorized to accept Indenture certificates and document delivery requirements appropriately modified to reflect the changes made by this Supplemental Indenture.

SECTION 4.02      Conditions to Effectiveness.

     This Supplemental Indenture shall become effective upon and simultaneously with the satisfaction of the last to occur of the following conditions:

     (a) the Trustee shall have received written notice or an Officers' Certificate to the effect that the Company's offer made pursuant to its Private Exchange and Private Placement Memorandum dated October 26, 1999, as amended and supplemented, shall have been consummated;

     (b) the Trustee shall have received an Officers' Certificate and Opinion of Counsel pursuant to Section 9.6 of the Indenture.

SECTION 4.03      Trust Indenture Act.

     If any provision of this Supplemental Indenture limits, qualifies or conflicts with the duties imposed by TIA Section 318(c), the imposed duties shall control.

SECTION 4.04      Same Instrument.

     The Indenture, as supplemented and amended by this Supplemental Indenture and all other indentures supplemental thereto, is in all respects ratified and confirmed, and the


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


Indenture, this Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

SECTION 4.05      Successors.

     All agreements of the Company, the Guarantors and Simba in this Supplemental Indenture shall bind their successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

SECTION 4.06      Severability.

     In case any provisions of this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 4.07      Effect of Headings.

     The Headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 4.08      Governing Law.

     THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

SECTION 4.09      Counterpart Originals.

     The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 4.10      Acceptance by Trustee.

     The Trustee hereby accepts the trusts in this Supplemental Indenture declared and provided upon the terms and conditions set forth in the Indenture. The Trustee shall not be responsible in any manner whatsoever for the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

SECTION 4.11      Notice to Holders.

     After the Amendments become effective, the Company shall mail to the Holders a


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


notice briefly describing such Amendments pursuant to Section 9.2 of the Indenture.

SECTION 4.12      Benefits of Supplemental Indenture.

     Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Paying Agent and the Holders, any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture.

SECTION 4.13      Notation on Notes.

     (a) Notes authenticated and delivered after the effectiveness of this Supplemental Indenture shall be imprinted by the Trustee substantially with the following notation pursuant to Section 9.5 of the Indenture:

     "Anker Coal Group, Inc. (the "Company"), certain subsidiaries of the Company and the Trustee have entered into a supplemental Indenture dated as of October 1, 1999, pursuant to which the Indenture was amended, among other things, to (i) amend, eliminate or replace certain of the definitions contained in the Indenture, (ii) eliminate Sections 3.9 and 4.10 of the Indenture, which previously restricted certain Asset Sales and provided for certain Asset Sale Offers, and Section 4.15 of the Indenture, which previously restricted certain Changes of Control and provided for certain mandatory redemptions upon certain Changes of Control, (iii) amend certain of the other restrictive covenants contained in Article IV of the Indenture, and (iv) add a Guarantor. Reference is hereby made to such Supplemental Indenture for the full text of such amendments, copies of which are on file with the Trustee."

     (b) If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification effected by this Supplemental Indenture shall be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Notes then outstanding.

                                       ***

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

     IN WITNESS HEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, effective as of the day and year first above written.

                  ANKER COAL GROUP, INC.,
                  as Issuer

                  By:     /s/ Bruce Sparks
                    --------------------------------------
                          Name: Bruce Sparks
                          Title: President

                  HSBC BANK USA (formerly known as Marine Midland
                    Bank), as Trustee

                  By:     /s/Frank Godino
                    ---------------------------------------
                          Name: Frank Godino
                          Title:  Vice President

                  SIMBA GROUP, INC.,
                  as Guarantor

                  By:     /s/ Bruce Sparks
                    -----------------------------------------
                          Name: Bruce Sparks
                          Title: President

                  EACH OTHER ENTITY LISTED ON SCHEDULE I
                  HERETO, as Guarantors

                  By:     /s/ B. Judd Hartman
                    -----------------------------------------
                          Name:  B. Judd Hartman
                          Title: Secretary

                                   SCHEDULE I

                                  SUBSIDIARIES


COMPANY                                                              STATE OF INCORPORATION

Anker Group, Inc.                                                             Delaware

Anker Energy Corporation                                                      Delaware

Bronco Mining Company, Inc.                                                   West Virginia

Anker Power Services, Inc.                                                    West Virginia

Anker West Virginia Mining Company, Inc.                                      West Virginia

Juliana Mining Company, Inc.                                                  West Virginia

King Knob Coal Co., Inc.                                                      West Virginia

Vantrans, Inc.                                                                Delaware

Melrose Coal Company, Inc.                                                    West Virginia

Marine Coal Sales Company                                                     Delaware

Hawthorne Coal Company, Inc.                                                  West Virginia

Upshur Property, Inc.                                                         Delaware

Heather Glen Resources, Inc.                                                  West Virginia

New Allegheny Land Holding Company, Inc.                                      West Virginia

Patriot Mining Company, Inc.                                                  West Virginia

Vindex Energy Corporation                                                     West Virginia

Anker Virginia Mining Company, Inc.                                           Virginia

                                                                       EXHIBIT A

                              SUBSIDIARY GUARANTEE

     Each of the corporations listed on Schedule I hereto (hereinafter referred to as the "Guarantors", which term includes any successor or additional Guarantor under the Indenture (the "Indenture") referred to in the Note upon which this notation is endorsed), has unconditionally guaranteed (a) the due and punctual payment of the principal of, premium, Liquidated Damages, if any, and interest on the Notes, whether at maturity or on an Interest Payment Date, by acceleration, call for redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal of, premium and Liquidated Damages, if any, and interest on the Notes, to the extent lawful, (c) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in the Indenture, and (d) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

     No stockholder, officer, director or incorporator, as such, past, present or future, of the Guarantors shall have any personal liability under this Subsidiary Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

     This Subsidiary Guarantee shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

     This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                          ANKER GROUP, INC.

                                          By:
                                             -------------------------------
                                                   Name:
                                                   Title:

                                          EACH OTHER ENTITY LISTED ON
                                                   SCHEDULE I HERETO

                                          By:
                                             --------------------------------
                                                   Name:
                                                   Title:

                                   SCHEDULE I

                                  SUBSIDIARIES


COMPANY                                                              STATE OF INCORPORATION

Anker Group, Inc.                                                             Delaware

Anker Energy Corporation                                                      Delaware

Bronco Mining Company, Inc.                                                   West Virginia

Anker Power Services, Inc.                                                    West Virginia

Anker West Virginia Mining Company, Inc.                                      West Virginia

Juliana Mining Company, Inc.                                                  West Virginia

King Knob Coal Co., Inc.                                                      West Virginia

Vantrans, Inc.                                                                Delaware

Melrose Coal Company, Inc.                                                    West Virginia

Marine Coal Sales Company                                                     Delaware

Hawthorne Coal Company, Inc.                                                  West Virginia

Upshur Property, Inc.                                                         Delaware

Heather Glen Resources, Inc.                                                  West Virginia

New Allegheny Land Holding Company, Inc.                                      West Virginia

Patriot Mining Company, Inc.                                                  West Virginia

Vindex Energy Corporation                                                     West Virginia

Anker Virginia Mining Company, Inc.                                           Virginia

Simba Group, Inc.                                                             Delaware